SELIGMAN
                                                                    PENNSYLVANIA
                                                                  MUNICIPAL FUND
                                                                          SERIES

                                  ANNUAL REPORT

                               September 30, 2002

                                 Seeking Income
                               Exempt From Regular
                                   Income Tax

--------------------------------------------------------------------------------

TO  THE  SHAREHOLDERS

Significant volatility in the equity markets helped to make the year ended September 30, 2002 a strong one for municipal bonds. For the year ended September 30, 2002, Seligman Pennsylvania Municipal Fund Series returned 8.75%, based on the net asset value of Class A shares. In addition, during this time period, Pennsylvania largely avoided the fiscal difficulties faced by many other states.

Early in the past year, the US economy rebounded strongly from 2001's recession. By mid-2002, however, the recovery appeared to be losing steam. While gross domestic product (GDP) grew at a strong annualized rate of 5.0% in the first quarter of 2002, it fell sharply in the second quarter, managing to expand at a 1.3% annual rate. Third-quarter GDP growth was better, coming in at a 3.1% annualized rate. Corporate accounting scandals and geopolitical uncertainty further dampened investors' enthusiasm for equities, causing the stock market to post heavy losses through September. Most recently, durable goods orders dropped and consumer confidence fell sharply. We are closely watching consumer confidence levels, given the important role consumer spending plays in the economy.

In response to stock market volatility, an increasing number of investors sought refuge in municipal bonds and other fixed income securities. Even as municipal new issuance soared, investor demand was able to absorb the new supply. As the economic recovery appeared more uncertain and investor demand increased, yields for both US Treasuries and municipal bonds decreased overall for the one-year period. The 10-year Treasury had risen to well over 5.00% in early 2002 due to positive economic signs. On September 30, 2001, the yield on the 10-year Treasury bond was 4.60%, but by September 30, 2002, it had declined to 3.63%. During the same period, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated within a more modest 66-basis-point range, ending the period with yields at a 34-year low. Municipal yields declined less than Treasury yields, and for this reason municipal bonds have become particularly attractive in comparison to Treasury bonds.

On November 6, 2002, the Federal Reserve Board lowered the federal funds rate by 50 basis points to 1.25%. It was the first rate cut of 2002, and it was intended to stimulate economic activity by further lowering borrowing costs. The rate cut could also provide a psychological boost to investors and consumers. If economic weakness persists, Congress, with midterm elections now behind them, could realistically consider a fiscal stimulus.

Against this backdrop of economic uncertainty, the Fund's strategy is to build a portfolio of high-quality bonds. Pennsylvania has fared better than many other states, which are struggling with fiscal difficulties associated with the sluggish economy. However, we continue to monitor Pennsylvania credits carefully for signs of deterioration. At fiscal year end, 95% of the Fund's portfolio holdings were rated within the three highest rating categories of Moody's and Standard & Poor's. We believe our cautious approach has thus far insulated shareholders from the worst of the downturn, and we trust it will continue to do so as the economic recovery strengthens, as we believe it will in 2003.

We appreciate your confidence in Seligman Pennsylvania Municipal Fund Series and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Fund's portfolio of investments, financial statements, and performance history, follows this letter. By order of the Trustees,

/s/William  C.  Morris
   William  C.  Morris
   Chairman

                                                                /s/Brian T. Zino
                                                                   Brian T. Zino
                                                                   President
November  8,  2002

--------------------------------------------------------------------------------

INTERVIEW  WITH  YOUR  PORTFOLIO  MANAGER,
THOMAS  G.  MOLES

Q: What economic and market factors influenced Seligman Pennsylvania Municipal Fund Series during the year ended September 30, 2002?

A: Seligman Pennsylvania Municipal Fund Series' current fiscal year began on October 1, 2001, just three weeks after the events of September 11. For the next several weeks, municipal market activity was muted and long-term municipal yields remained stable. On October 31, 2001, the Treasury Department announced the elimination of 30-year Treasury bond auctions, sending municipal bond yields sharply lower. The rally was short-lived, however, as the economy began to exhibit signs of improvement. Long-term municipal yields began a gradual rise, reaching the high for the period in March. As the pace of the recovery slowed during the second half of the Fund's fiscal year, long-term municipal yields moved steadily lower. Currently, municipal bond yields are at a 34-year low. Over the past twelve months, municipal yields fluctuated within a range of 66 basis points. In contrast, the 10-year Treasury experienced more than twice the volatility and the 30-year Treasury more than 1.5 times the volatility.

     During the Fund's fourth fiscal quarter, the decline in Treasury bond yields outpaced the decline in municipal bond yields. As a result, municipal bonds have become particularly attractive in comparison to Treasury bonds. At fiscal year end, long-term municipal bonds, as measured by the Bond Buyer 20-Bond Index, were yielding 124% of the 10-year Treasury bond, a new high for the ratio, and 99% of the 30-year Treasury, the highest level since 1998. For an investor in the highest federal income tax bracket, a municipal bond yield of 4.50% is equivalent to a taxable bond yield of 7.33%. At current ratios, we believe investors in lower tax brackets could potentially benefit from municipal bond ownership.

     The low interest rate environment of the past year sparked a steady increase in municipal issuance that has yet to subside. Year-to-date, new issue supply is up 28% over the same period last year and is on track to break the previous record set in 1993. Pennsylvania volume rose a more modest 18%, lagging the national average. Demand for municipal bonds has been strong despite the low yield environment. The protracted equity bear market, as well as concerns about economic weakness, mounting corporate accounting scandals, and the war on terrorism, prompted a growing number of investors to seek the relative safety and stability of the municipal market.

     While we believe that the recession is technically over, economic growth remains weak. States and municipalities are experiencing severe budget deficits as a result of sharp declines in tax revenue and many will continue to struggle for some time to come. Still, most municipal issuers have managed to weather the recent downturn better than the previous recession. During the decade-long expansion, many states and municipalities amassed budget surpluses, lowered debt costs through refinancings, and maintained manageable debt levels.

     The state of Pennsylvania maintained its AA rating throughout the recent recession and is currently assigned a stable outlook by the major credit-rating agencies. Prudent fiscal management, moderate overall debt levels, and a gradual diversification of the economy prepared Pennsylvania for the recent recession and contributed to the state's relative stability.

     For the quarter ended September 30, 2002, Moody's Investors Service reported that overall rating upgrades exceeded downgrades by a ratio of 4.4 to 1. Standard & Poor's downgraded more issuers than they upgraded, for a ratio of 1.2 to 1. The health care sector continued to experience more downgrades than upgrades, but the trend is improving as the industry stabilizes. The nation's airlines, already struggling prior to September 11, continue to suffer credit deterioration. Valuations are at new lows for many carriers and the outlook for most airlines remains negative. Airport bonds have fared much better due to a broader source of revenue. The Fund has no exposure to airline debt. The Fund does, however, own a position of Philadelphia Airport bonds, which are insured and rated AAA.

--------------------------------------------------------------------------------
INTERVIEW  WITH  YOUR  PORTFOLIO  MANAGER,
THOMAS  G.  MOLES


Q:   What  was  your  investment  strategy  during  this  time?

A: Our strategy for the past twelve months has been consistent with our positive interest rate and municipal market outlook. New purchases for the Fund were concentrated in long-term bonds in order to maximize price appreciation potential as yields declined. To further improve duration, we reduced short-call positions as well as shorter-maturity holdings. We maintained the Fund's high quality profile with 83% of total assets rated AAA on September 30, 2002.

     In late July, we made the decision to increase the Fund's cash positions. In our opinion, municipal valuations had become artificially high due to exceptionally robust demand for municipal securities. At the time we initiated our sell program, long-term municipal yields were at the lowest level since November despite market and economic conditions that would ordinarily have raised concerns of an increasing yield environment. While growth remains sluggish, the economy is, nevertheless, expanding. The price of oil has risen sharply in 2002, posing a potential risk to the rate of inflation. Lastly, burgeoning Treasury borrowing needs could spark an increase in interest rates when the current "flight-to-quality" demand for Treasury bonds weakens. It is our intention to maintain cash at current levels until we believe long-term municipal yields better reflect municipal market fundamentals.

Q:   What  is  your  outlook?

A: Consumer confidence has been weakening, falling to its lowest level since November 1993 before recovering somewhat. As consumer spending is key to any meaningful recovery, we remain cautiously optimistic with respect to near-term prospects for the economy. Over the long term, however, our outlook remains positive. We will continue to position the Fund's portfolio to benefit from an extended period of modest economic growth and stable long-term interest rates. A steady improvement in stock market performance could elicit a modest increase in municipal yields as investors reallocate assets into equities. Nevertheless, given the relative attractiveness of municipal bonds in comparison to taxable bonds, municipal bonds would likely outperform taxable bonds in a rising yield environment.

     Municipal bond funds continue to provide investors with a significant yield advantage over taxable bond funds. In addition, municipals provide needed diversification, given the volatility in the equity market. While the stock market has historically provided superior investment returns in comparison to municipal investments, investors have been exposed to considerably higher risk in exchange for the extra performance. By including municipal securities in the investment mix, risk profiles can be appreciably reduced. In terms of risks from credit default, we believe the highest-rated municipal bonds are second only to US government bonds. We believe hat distinction is unlikely to change despite the current challenges facing municipal issuers.

--------------------------------------------------------------------------------

PERFORMANCE  OVERVIEW  AND  PORTFOLIO  SUMMARY

     This chart compares a $10,000 hypothetical investment made in Seligman Pennsylvania Municipal Fund Series Class A shares with and without the initial 4.75% maximum sales charge, for the 10-year period ended September 30, 2002, to a $10,000 hypothetical investment made in the Lehman Brothers Municipal Bond Index (Lehman Index) for the same period, and assumes that all distributions within the period are reinvested in additional shares. The performances of Seligman Pennsylvania Municipal Fund Series Class C and Class D shares are not shown in this chart but are included in the table on page 5. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Lehman Index does not include any fees or sales charges and does not reflect state-specific bond market performance. The table on page 5 also includes relevant portfolio characteristics. Past performance is not indicative of future investment results.

SELIGMAN  PENNSYLVANIA  MUNICIPAL  FUND



                        CLASS A
            ------------------------------
             With      Without
DATE         Load       Load      LEHMAN
----------   -------   --------  ---------
---------

30-Sep-92   9,524.94  10,000.00  10,000.00
31-Dec-92   9,730.01  10,215.30  10,182.00
31-Mar-93  10,101.83  10,605.67  10,559.75
30-Jun-93  10,482.32  11,005.13  10,905.06
30-Sep-93  10,905.13  11,449.04  11,273.65
31-Dec-93  10,985.85  11,533.79  11,431.48
31-Mar-94  10,283.10  10,795.99  10,803.89
30-Jun-94  10,337.43  10,853.03  10,923.81
30-Sep-94  10,359.45  10,876.15  10,998.10
31-Dec-94  10,214.11  10,723.56  10,839.72
31-Mar-95  10,989.46  11,537.58  11,606.09
30-Jun-95  11,226.80  11,786.77  11,885.80
30-Sep-95  11,452.98  12,024.23  12,228.11
31-Dec-95  12,054.07  12,655.30  12,731.91
31-Mar-96  11,785.01  12,372.81  12,577.85
30-Jun-96  11,856.41  12,447.76  12,674.70
30-Sep-96  12,205.60  12,814.36  12,966.22
31-Dec-96  12,468.28  13,090.13  13,296.86
31-Mar-97  12,369.90  12,986.85  13,266.27
30-Jun-97  12,793.72  13,431.80  13,723.96
30-Sep-97  13,168.74  13,825.53  14,138.42
31-Dec-97  13,552.41  14,228.35  14,521.58
31-Mar-98  13,734.95  14,420.00  14,688.57
30-Jun-98  13,939.39  14,634.65  14,911.84
30-Sep-98  14,380.74  15,098.00  15,369.63
31-Dec-98  14,384.70  15,102.16  15,461.85
31-Mar-99  14,478.30  15,200.42  15,599.46
30-Jun-99  14,194.02  14,901.96  15,323.35
30-Sep-99  13,894.22  14,587.22  15,262.06
31-Dec-99  13,637.85  14,318.05  15,143.01
31-Mar-00  14,160.87  14,867.16  15,586.70
30-Jun-00  14,347.59  15,063.19  15,822.06
30-Sep-00  14,635.47  15,365.44  16,204.96
31-Dec-00  15,407.54  16,176.01  16,913.11
31-Mar-01  15,591.58  16,369.24  17,288.58
30-Jun-01  15,734.35  16,519.12  17,400.96
30-Sep-01  16,137.76  16,942.65  17,889.93
31-Dec-01  15,996.74  16,794.60  17,780.80
31-Mar-02  16,158.11  16,964.02  17,947.94
30-Jun-02  16,685.92  17,518.16  18,604.83
30-Sep-02  17,575.85  18,452.46  19,488.56

The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

--------------------------------------------------------------------------------
PERFORMANCE  OVERVIEW  AND  PORTFOLIO  SUMMARY

INVESTMENT  RESULTS  PER  SHARE

TOTAL  RETURNS
For  Periods  Ended  September  30,  2002




                                                              AVERAGE ANNUAL
                                         -------------------------------------------------------
                                                                           CLASS C     CLASS D
                                                                            SINCE       SINCE
                                 SIX           ONE         FIVE     10    INCEPTION   INCEPTION
                                MONTHS*       YEAR        YEARS   YEARS   5/27/1999    2/1/1994
                               --------  ---------------  ------  ------  ----------  ----------
CLASS A**
With Sales Charge                 3.41%            3.64%   4.88%   5.80%     n/a         n/a
Without Sales Charge              8.60             8.75    5.91    6.32      n/a         n/a
CLASS C**
With Sales Charge and CDSC        5.99             5.72      n/a     n/a    4.92%        n/a
Without Sales Charge and CDSC     8.08             7.79      n/a     n/a    5.24         n/a
CLASS D**
With 1% CDSC                      7.08             6.79      n/a     n/a     n/a         n/a
Without CDSC                      8.08             7.79    5.09      n/a     n/a        4.57%
LEHMAN BROTHERS
MUNICIPAL BOND INDEX***           8.58             8.93    6.63     6.90    7.01+      6.21++




                                                                  DIVIDEND, CAPITAL GAIN,
NET ASSET VALUE                                                   AND YIELD INFORMATION
                                                                  For Periods Ended30-Sep-02
                                                                                CAPITAL   SEC
                  9/30/2002   3/31/2002   9/30/2001                DIVIDENDS*   GAINS*    YIELD**
                 ----------  ----------  ----------                -----------  --------  --------
CLASS A          $     8.26  $     7.76  $     7.92    CLASS A     $     0.320  $  0.012     2.56%
CLASS C                8.24        7.75        7.91    CLASS C           0.259     0.012     1.94
CLASS D                8.24        7.75        7.91    CLASS D           0.259     0.012     1.95




HOLDINGS BY MARKET SECTOR#            MOODYRATINGS#
Revenue Bonds                         86%  Aaa/AAA       81%
General Obligation Bonds##            14   Aa/AA         14
                                           A/A            5
WEIGHTED AVERAGE MATURITY21.9 years

---------------
*    Returns  for  periods  of  less  than  one  year  are  not  annualized.
 ** Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge ("CDSC") that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Return figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A portion of the Fund's income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency. Past performance is not indicative of future investment results.
*** The Lehman Brothers Municipal Bond Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.
+    From  5/31/99.
++   From  1/31/94.
* Represents per share amount paid or declared for the year ended September 30, 2002.
** Current yield, representing the annualized yield for the 30-day period ended September 30, 2002, has been computed in accordance with SEC regulations and will vary.
#    Percentages  based  on market values of long-term holdings at September 30,
     2002.
##   Includes  escrowed-to-maturity  securities.

--------------------------------------------------------------------------------

PORTFOLIO  OF  INVESTMENTS
September  30,  2002



   FACE                                                                                    RATINGS+    MARKET
  AMOUNT    MUNICIPAL BONDS                                                                 MOODY      VALUE
----------  -----------------------------------------------------------------------------  --------  ----------
$1,000,000  Berks County Municipal Authority, PA Hospital Rev. (The Reading
               Hospital & Medical Center Project), 5.70% due 10/1/2014                     Aaa/AAA   $1,186,020
 1,000,000  Berks County Municipal Authority, PA Hospital Rev. (The Reading
               Hospital & Medical Center Project), 6% due 11/1/2029*                       Aaa/AAA    1,213,560
 1,000,000  Delaware County Authority, PA (Haverford College Rev.),
               5 12% due 11/15/2023                                                        Aaa/AAA    1,046,410
 1,000,000  Delaware County Industrial Development Authority, PA (Philadelphia
               Suburban Water Company), 6.35% due 8/15/2025*                               Aaa/AAA    1,116,420
 1,000,000  Delaware River Port Authority Rev. (Pennsylvania and New Jersey
               Port District Project), 5 58% due 1/1/2026                                  Aaa/AAA    1,111,330
 1,000,000  Delaware Valley, PA Regional Finance Authority Local Government Rev.,
               7 34% due 7/1/2027                                                          Aaa/AAA    1,446,190
 1,000,000  Lehigh County, PA Industrial Development Authority Pollution Control Rev.
               (Pennsylvania Power & Light Company Project), 6.15% due 8/1/2029            Aaa/AAA    1,113,920
 1,000,000  Northampton County, PA General Purpose Authority Rev.,
               5 14% due 10/1/2030                                                         Aaa/AAA    1,059,880
 1,000,000  Pennsylvania Economic Development Financing Authority Rev., (The
               Procter & Gamble Paper Products Company Project), 5 38% due 3/1/2031*       Aa3/AA-    1,062,680
 1,000,000  Pennsylvania Higher Educational Facilities Authority College & University
               Rev. (University of Pennsylvania), 5.90% due 9/1/2014                       A1/AA      1,106,440
 1,350,000  Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University)
               5 34% due 5/1/2022                                                          Aaa/AAA    1,480,707
   980,000  Pennsylvania Housing Finance Agency (Single Family Mortgage Rev.),
                6 14% due 4/1/2031*                                                        Aa2/AA+    1,045,131
   750,000  Pennsylvania Intergovernmental Co-Op Authority Special Tax Rev.
               (Philadelphia Funding Program), 5% due 6/15/2021                            Aaa/AAA      778,492
   750,000  Pennsylvania State Turnpike Commission Rev., 6% due 12/1/2017                  Aaa/AAA      769,830
 1,000,000  Pennsylvania State Turnpike Commission Rev., 5% due 7/15/2041                  Aaa/AAA    1,032,710
 1,300,000  Philadelphia, PA Airport Rev., 6.10% due 6/15/2025*                            Aaa/AAA    1,418,001
 1,000,000  Philadelphia, PA Parking Authority Airport Parking Rev., 5 12% due 9/1/2018    Aaa/AAA    1,100,930

---------------
+    Ratings  have  not  been  audited  by  Deloitte  &  Touche  LLP.
*    Pre-refunded  security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See  notes  to  financial  statements.

--------------------------------------------------------------------------------

PORTFOLIO  OF  INVESTMENTS
September  30,  2002




   FACE                                                                                 RATINGS+      MARKET
  AMOUNT    MUNICIPAL BONDS                                                               MOODY        VALUE
----------  -------------------------------------------------------------------------  -----------  -----------
$1,000,000  Philadelphia, PA Water and Wastewater Rev., 5% due 11/1/2031               Aaa/AAA      $ 1,031,950
   450,000  Philadelphia Redevelopment Authority, PA (Home Mortgage Rev.),
               9% due 6/l/2017++                                                       NR/AA            680,220
                                                                                                    -----------
            TOTAL MUNICIPAL BONDS (Cost $18,590,453) -- 82.5%                                        20,800,821
                                                                                                    -----------

                                VARIABLE RATE DEMAND NOTES
            -------------------------------------------------------------------------

 1,200,000  Lincoln County, WY Pollution Control Rev.
               Series A (Exxon Project) due 11/1/2014                                  P-1/A-1+       1,200,000
   900,000  Missouri State Health & Educational Facilities Authority Health Facility
               Rev. (Cox Health System) due 6/1/2022                                   VMIG-1/A-1+      900,000
 1,100,000  New York City, NY GOs due 8/1/2016                                         VMIG-1/A-1+    1,100,000
 1,000,000  New York State Energy Research & Development Authority Pollution
               Control Rev. (Niagara Mohawk) due 12/1/2023*                            NR/A-1+        1,000,000
                                                                                                    -----------
            TOTAL VARIABLE RATE DEMAND NOTES (Cost $4,200,000) -- 16.7%                               4,200,000
                                                                                                    -----------
            OTHER ASSETS LESS LIABILITIES -- 0.8%                                                       210,426
                                                                                                    -----------
            NET ASSETS -- 100.0%                                                                    $25,211,247
                                                                                                    ===========

---------------
+    Ratings  have  not  been  audited  by  Deloitte  &  Touche  LLP.
++   Escrowed-to-maturity  security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See  notes  to  financial  statements.

--------------------------------------------------------------------------------

STATEMENT  OF  ASSETS  AND  LIABILITIES
September  30,  2002

ASSETS:
Investments,  at  value:



   Long-term holdings (cost $18,590,453)                                             $20,800,821
   Short-term holdings (cost $4,200,000)                                               4,200,000     $25,000,821
                                                                                     -----------
Cash                                                                                                      30,397
Interest receivable                                                                                      328,609
Expenses prepaid to shareholder service agent                                                              5,054
Other                                                                                                        798
                                                                                                     -----------
TOTAL ASSETS                                                                                          25,365,679
                                                                                                     -----------
LIABILITIES:
Dividends payable                                                                                         32,737
Payable for Shares of Beneficial Interest repurchased                                                     28,000
Payable to the Manager                                                                                    10,251
Accrued expenses and other                                                                                83,444
                                                                                                     -----------
TOTAL LIABILITIES                                                                                        154,432
                                                                                                     -----------
NET ASSETS                                                                                           $25,211,247
                                                                                                     ===========
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized;
   3,053,973 shares outstanding):
   Class A                                                                                           $     2,845
   Class C                                                                                                   125
   Class D                                                                                                    84
Additional paid-in capital                                                                            22,673,809
Undistributed net investment income                                                                       71,484
Undistributed net realized gain                                                                          252,532
Net unrealized appreciation of investments                                                             2,210,368
                                                                                                     -----------
NET ASSETS                                                                                           $25,211,247
                                                                                                     ===========
NET ASSET VALUE PER SHARE:
CLASS A ($23,492,691 / 2,845,351 shares)                                                             $      8.26
                                                                                                     ===========
CLASS C ($1,028,593 / 124,866 shares)                                                                $      8.24
                                                                                                     ===========
CLASS D ($689,963 / 83,756 shares)                                                                   $      8.24
                                                                                                     ===========

---------------
See  notes  to  financial  statements.

--------------------------------------------------------------------------------

STATEMENT  OF  OPERATIONS
For  the  Year  Ended  September  30,  2002




INVESTMENT INCOME:
INTEREST                                                        $1,326,783
EXPENSES:
Management fee                                        $123,633
Distribution and service fees                           72,385
Shareholder account services                            55,986
Auditing and legal fees                                 29,552
Registration                                            17,077
Shareholder reports and communications                  10,328
Custody and related services                             8,881
Directorsfees and expenses                               1,129
Miscellaneous                                            2,880
                                                      --------
TOTAL EXPENSES                                                     321,851
                                                                ----------
NET INVESTMENT INCOME                                            1,004,932
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
Net realized gain on investments                       252,859
Net change in unrealized appreciation of investments   769,469
                                                      --------
NET GAIN ON INVESTMENTS                                          1,022,328
                                                                ----------
INCREASE IN NET ASSETS FROM OPERATIONS                          $2,027,260
                                                                ==========

---------------
See  notes  to  financial  statements.

--------------------------------------------------------------------------------

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                                                           YEAR ENDED SEPTEMBER 30,
                                                                                           --------------------------
OPERATIONS:                                                                                    2002          2001
                                                                                           ------------  ------------
Net investment income                                                                   $    1,004,932   $ 1,023,947
Net realized gain on investments                                                               252,859        98,060
Net change in unrealized
   appreciation of investments                                                                 769,469     1,270,216
                                                                                           ------------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                                       2,027,260     2,392,223
                                                                                           ------------  ------------
Distributions to shareholders:
Net investment income:
   Class A                                                                                    (940,090)     (996,950)
   Class C                                                                                     (25,600)       (9,462)
   Class D                                                                                     (21,641)      (20,090)
Net realized long-term gain on investments:
   Class A                                                                                     (36,255)           --
   Class C                                                                                        (978)           --
   Class D                                                                                        (966)           --
                                                                                           ------------  ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS                                                   (1,025,530)   (1,026,502)
                                                                                           ------------  ------------

                                                             SHARES
                                                     ----------------------
                                                            YEAR ENDED
                                                     ----------------------
                                                           SEPTEMBER 30,
TRANSACTIONS IN SHARES OF                            ---------------------
BENEFICIAL INTEREST:                                     2002       2001
                                                     ----------  ---------
Net proceeds from sales of shares:
   Class A                                               78,946    136,799                     628,920     1,070,198
   Class C                                               57,544     64,021                     455,926       501,702
   Class D                                               12,030     10,677                      95,002        84,995
Shares issued in payment of dividends:
   Class A                                               64,484     69,436                     510,522       539,886
   Class C                                                  396        221                       3,133         1,726
   Class D                                                  862      1,400                       6,804        10,838
Exchanged from associated Funds:
   Class A                                               28,485    450,739                     225,841     3,492,392
   Class C                                                   --      5,049                          --        38,068
   Class D                                                3,179     13,460                      25,581       103,300
Shares issued in payment of gain distributions:
   Class A                                                3,107         --                      24,673            --
   Class C                                                   60         --                         472            --
   Class D                                                   85         --                         674            --
                                                      ----------  ---------                ------------  ------------
Total                                                   249,178    751,802                   1,977,548     5,843,105
                                                      ----------  ---------                ------------  ------------
Cost of shares repurchased:
   Class A                                             (354,526)  (418,750)                 (2,800,673)   (3,254,788)
   Class C                                              (12,493)   (13,546)                    (97,647)     (102,218)
   Class D                                               (3,648)   (20,731)                    (28,791)     (160,235)
Exchanged into associated Funds:
   Class A                                              (10,039)  (275,358)                    (79,587)   (2,134,616)
   Class C                                                   --     (3,400)                         --       (26,486)
   Class D                                               (4,117)    (9,634)                    (33,021)      (74,799)
                                                      ----------  ---------                ------------  ------------
Total                                                  (384,823)  (741,419)                 (3,039,719)   (5,753,142)
                                                      ----------  ---------                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
   TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST                                 (135,645)    10,383                  (1,062,171)       89,963
                                                      ==========  =========                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS                                                              (60,441)    1,455,684
NET ASSETS:
Beginning of year                                                                           25,271,688    23,816,004
                                                                                           ------------  ------------
END OF YEAR (including undistributed/
   (net of dividends in excess of) net
   investment income of $69,899
   and $(2,555), respectively)                                                          $    25,211,247   $25,271,688
                                                                                           ============  ============

---------------
See  notes  to  financial  statements.

--------------------------------------------------------------------------------

NOTES  TO  FINANCIAL  STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Pennsylvania Municipal Fund Series (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

     A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures adopted by the Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

     B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

     C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums paid on bonds and other debt securities for financial reporting purposes.

          Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At September 30, 2002, the interest rates paid on these notes ranged from 2.00% to 2.10%.

     D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2002, distribution and service fees were the only class-specific expenses.

     E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. At September 30, 2002, undistributed income for federal income tax purposes was $0.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2002 amounted to $3,966,440 and $8,325,821, respectively.

          At September 30, 2002, the cost of investments for federal income tax purposes was $22,731,611. The tax basis cost was less than the cost for financial reporting purposes due to amortization of market discount for financial reporting purposes of $58,842. The tax basis gross unrealized appreciation and depreciation of investments amounted to $2,269,210 and $0, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund's average daily net assets.

          Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $2,816 for sales of Class A shares. Commissions of $20,061 and $4,304 were paid to dealers for sales of Class A and Class C shares, respectively.

          The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended September 30, 2002, fees incurred aggregated $57,951, or 0.25% per annum of the average daily net assets of Class A shares.

          Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 2002, fees incurred under the Plan amounted to $7,807 and $6,627, for Class C and Class D shares, respectively, which is equivalent to 1% per annum of the average daily net assets of each class.

          The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended September 30, 2002, such charges amounted to $264.

          Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 2002, Seligman Services, Inc. received commissions of $1,945 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $4,400 pursuant to the Plan.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

          Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $55,986 for shareholder account services in accordance with a methodology approved by the Fund's trustees.

          Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund's net assets, shareholder transaction volume and number of shareholder accounts.

          Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

          The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings (losses) accrued thereon is included in trustees' fees and expenses and the accumulated balance at September 30, 2002, of $19,588 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the year ended September 30, 2002, the Fund did not borrow from the credit facility.

6. CHANGE IN ACCOUNTING PRINCIPLE -- As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on purchases of portfolio securities for financial reporting purposes. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $56,438 increase to cost of investments and undistributed net investment income and a corresponding $56,438 decrease in net unrealized appreciation, based on securities held by the Fund on September 30, 2001.

          The effect of this change for the year ended September 30, 2002 (for financial reporting purposes only), was to increase net investment income by $15,046; decrease net realized gain on investments by $12,642 and decrease net change in unrealized appreciation by $2,404. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.




                                            CLASS A                                             CLASS C
                        ---------------------------------------------------     ----------------------------------------
                          YEAR ENDED                                            YEAR ENDED
                         SEPTEMBER 30,                                          SEPTEMBER 30,                    5/27/99*
                        ---------------                                         ------------                         TO
                            2002         2001      2000      1999      1998          2002       2001     2000     9/30/1999
                          ---------   --------  --------  --------  --------    ------------  -------  -------  -----------
PER SHARE DATA:
NET ASSET VALUE,
   BEGINNING
   OF PERIOD               $   7.92   $  7.49   $  7.49   $  8.24   $  7.96       $     7.91   $ 7.48   $ 7.49   $     7.88
                           --------   --------  --------  --------  --------      -----------  -------  -------  -----------
Income from
   Investment
   Operations:
Net investment
   income*                     0.33      0.33      0.34      0.34      0.35             0.27     0.27     0.28         0.10
Net realized and
   unrealized gain
   (loss) on
   investments*                0.34      0.43      0.05     (0.60)     0.36             0.33     0.43     0.04        (0.39)
                           --------   --------  --------  --------  --------      -----------  -------  -------  -----------
TOTAL FROM
   INVESTMENT
   OPERATIONS                  0.67      0.76      0.39     (0.26)     0.71             0.60     0.70     0.32        (0.29)
                           --------   --------  --------  --------  --------      -----------  -------  -------  -----------
LESS
   DISTRIBUTIONS:
Dividends from
   net investment
   income                     (0.32)    (0.33)    (0.34)    (0.34)    (0.35)           (0.26)   (0.27)   (0.28)       (0.10)
Distributions
   from
  net realized
   capital gain               (0.01)      .--     (0.05)    (0.15)    (0.08)           (0.01)     .--    (0.05)         .--
                           --------   --------  --------  --------  --------      -----------  -------  -------  -----------
TOTAL
   DISTRIBUTIONS              (0.33)    (0.33)    (0.39)    (0.49)    (0.43)           (0.27)   (0.27)   (0.33)       (0.10)
                           --------   --------  --------  --------  --------      -----------  -------  -------  -----------
NET ASSET VALUE,
   END OF PERIOD          $    8.26   $  7.92   $  7.49   $  7.49   $  8.24        $    8.24   $ 7.91   $ 7.48   $     7.49
                          ==========  ========  ========  ========  ========       ==========  =======  =======  ===========
TOTAL RETURN:                  8.75%    10.27%     5.33%    (3.38)%    9.20%            7.79%    9.48%    4.42%       (3.84)%
RATIOS/
   SUPPLEMENTAL
   DATA:
Net Assets,
   end of period
   (000s omitted)         $   23,493   $24,047   $23,014   $25,142   $29,582   $        1,029   $  628   $  202   $      143
Ratio of expenses
   to average
   net assets                  1.25%     1.32%     1.28%     1.21%     1.19%            2.00%    2.07%    2.03%      1.93%+
Ratio of net
   income to
   average net
   assets*                     4.11%     4.20%     4.56%     4.25%     4.34%            3.36%    3.45%    3.81%      3.69%+
Portfolio
   turnover rate              16.73%     5.43%    12.11%     7.80%    13.05%           16.73%    5.43%   12.11%     7.80%++

-------------
See  footnotes  on  page  15.

--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS




                                                                 CLASS D
                                                 -----------------------------------------------
                                                   YEAR ENDED
                                                  SEPTEMBER 30,
                                                  ------------
                                                      2002     2001     2000     1999     1998
                                                  ----------  -------  -------  -------  -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR                   $ 7.91   $ 7.48   $ 7.49   $ 8.23   $ 7.95
                                                    --------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income*                                 0.27     0.27     0.28     0.28     0.29
Net realized and unrealized gain (loss)
on investments*                                        0.33     0.43     0.04    (0.59)    0.36
                                                    --------  -------  -------  -------  -------
TOTAL FROM INVESTMENT OPERATIONS                       0.60     0.70     0.32    (0.31)    0.65
                                                    --------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (0.26)   (0.27)   (0.28)   (0.28)   (0.29)
Distributions from net gain realized                  (0.01)     .--    (0.05)   (0.15)   (0.08)
                                                    --------  -------  -------  -------  -------
TOTAL DISTRIBUTIONS                                   (0.27)   (0.27)   (0.33)   (0.43)   (0.37)
                                                    --------  -------  -------  -------  -------
NET ASSET VALUE, END OF YEAR                         $ 8.24   $ 7.91   $ 7.48   $ 7.49   $ 8.23
                                                    ========  =======  =======  =======  =======
TOTAL RETURN:                                          7.79%    9.48%    4.42%   (3.99)%   8.36%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted)               $   690   $  596   $  600   $  856   $  607
Ratio of expenses to average net assets                2.00%    2.07%    2.03%    1.96%    1.97%
Ratio of net income to average net assets*             3.36%    3.45%    3.81%    3.50%    3.56%
Portfolio turnover rate                               16.73%    5.43%   12.11%    7.80%   13.05%

---------------
*    Commencement  of  offering  of  Class  C  shares.
+    Annualized.
++   For  the  period  from  May  27,  1999  to  September  30,  1999.
* The effect of the accounting change in Note 6, for the year ended September 30, 2002, was to increase net investment income and net realized and unrealized loss on investments per share by $0.01 for each share class and to increase the ratio of net income to average net assets of each share class by 0.06%. The per share data and ratios for periods prior to October 1, 2001 have not been restated.
See  notes  to  financial  statements.

--------------------------------------------------------------------------------

REPORT  OF  INDEPENDENT  AUDITORS

THE  TRUSTEES  AND  SHAREHOLDERS,
SELIGMAN  PENNSYLVANIA  MUNICIPAL  FUND  SERIES:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Pennsylvania Municipal Fund Series (the "Fund") as of September 30, 2002, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Pennsylvania Municipal Fund Series as of September 30, 2002, and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE  &  TOUCHE  LLP
New  York,  New  York
November  8,  2002

--------------------------------------------------------------------------------

TRUSTEES  AND  OFFICERS  OF  THE  FUND
Information  pertaining  to  the  Trustees and Officers of Seligman Pennsylvania
Municipal  Fund  Series  is  set  forth  below.

INDEPENDENT  TRUSTEES




                                                                                                               NUMBER OF
                     TERM OF                                                                                 PORTFOLIOS IN
                    OFFICE AND                                                                                   FUND
NAME, (AGE),        LENGTH OF                                                                                   COMPLEX
POSITION(S) HELD       TIME                            PRINCIPAL OCCUPATION(S) DURING                          OVERSEEN
WITH FUND*           SERVED#                PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION              BY TRUSTEE
-----------------  ------------  --------------------------------------------------------------------------  -------------
JOHN R.            1995 to Date  Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University;          61
GALVIN (73)2,4                   Director  or Trustee of each of the investment companies of the Seligman
Trustee                          Group of Funds+; and Chairman Emeritus, American Council on Germany.
                                 Formerly, Governor of the Center for Creative Leadership; Director,
                                 Raytheon Co. (defense and commercial electronics) and a Trustee of the Institute for Defense Analysis. From June 1987 to June 1992,
                                 Mr. Galvin was the Supreme Allied Commander, Europe and the
                                 Commander-in-Chief, United States European Command.

ALICE S.           1991 to Date  President Emeritus, Sarah Lawrence College; Director or Trustee of each           61
ILCHMAN (67)3,4                  of the investment companies of the Seligman Group of Funds+; Director,
Trustee                          Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor
                                 of the Court of Governors, London School of Economics; and Director,
                                 Public Broadcasting Service (PBS). Formerly, Chairman, The
                                 Rockefeller Foundation (charitable foundation) and Director,
                                 New York Telephone Company.

FRANK A.           1995 to Date  Retired Chairman of the Board and Chief Executive Officer of                      61
MCPHERSON (69)3,4                Kerr-McGee Corporation (diversified energy company); Director
Trustee                          or Trustee of each of the investment companies of the Seligman
                                 Group of Funds+; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals);
                                 BOK Financial (bank holding company); Oklahoma Chapter
                                 of the Nature Conservancy; Oklahoma Medical Research Foundation;
                                 Boys and Girls Clubs of Oklahoma; OklahomaCity Public Schools
                                 Foundation and Oklahoma Foundation for Excellence in Education.
                                 Formerly, Director, Kimberly-Clark Corporation (consumer products).

JOHN E.            1986 to Date  Retired Chairman and Senior Partner, Sullivan & Cromwell (law firm);              61
MEROW (72)2,4                    Director or Trustee of each of the investment companies of the
Trustee                          Seligman Group of Funds+; Director, Commonwealth Industries, Inc.
                                 (manufacturers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal  Art
                                 Society of New York; Trustee and Secretary, the U.S. Council for
                                 International Business; Trustee and Vice Chairman, New York-
                                 Presbyterian Healthcare System, Inc.; Trustee, New York-
                                 Presbyterian Hospital; and Member of the American Law
                                 Institute and Council on Foreign Relations.

---------------
See  footnotes  on  page  20.

--------------------------------------------------------------------------------

TRUSTEES  AND  OFFICERS  OF  THE  FUND
Information  pertaining  to  the  Trustees and Officers of Seligman Pennsylvania
Municipal  Fund  Series  is  set  forth  below.

INDEPENDENT  TRUSTEES  (continued)




                                                                                                              NUMBER OF
                    TERM OF                                                                                 PORTFOLIOS IN
                   OFFICE AND                                                                                   FUND
NAME, (AGE),       LENGTH OF                                                                                   COMPLEX
POSITION(S) HELD      TIME                            PRINCIPAL OCCUPATION(S) DURING                          OVERSEEN
WITH FUND*          SERVED#                PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION              BY TRUSTEE
----------------  ------------  --------------------------------------------------------------------------  -------------
BETSY S.          1986 to Date  Attorney; Director or Trustee of each of the investment companies                 61
MICHEL (60)2,4                  of the Seligman Group of Funds+; Trustee, The Geraldine R. Dodge
Trustee                         Foundation (charitable foundation) and World Learning, Inc.
                                (charitable foundation). Formerly, Chairman of the Board of Trustees of St. GeorgeSchool (Newport, RI).

LEROY C.          2000 to Date  Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.                 60
RICHIE (61)2,4                  (library of technical standards); Director or Trustee of each of the
Trustee                         investment companies of the Seligman Group of Funds (except
                                Seligman Cash Management Fund, Inc.)+; Director, Kerr-McGee
                                Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park
                                Michigan Economic Development Corp. Formerly, Trustee, New York
                                University Law Center Foundation; Vice Chairman, Detroit Medical
                                Center and the Detroit Economic Growth Corp.; and Chairman and Chief
                                Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies). From 1990 through 1997, Mr. Richie was Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation.

JAMES Q.          1991 to Date  Director or Trustee of each of the investment companies of the Seligman           61
RIORDAN (75)3,4                 Group of Funds+; Director or Trustee, The Houston Exploration Company
Trustee                         (oil exploration) and the Committee for Economic Development. Formerly,
                                Vice Chairman of Mobil Corporation (petroleum and petrochemicals company); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy
                                Council of the Tax Foundation; Director or Trustee, Brooklyn Museum,
                                KeySpan Corporation (diversified energy and electric company); Tesoro
                                Petroleum Companies, Inc., Dow Jones & Company, Inc. (business and financial news company) and Public Broadcasting Service (PBS).

ROBERT L.         1986 to Date  Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee        61
SHAFER (70)3,4                  of each of the investment companies of the Seligman Group of Funds+.
Trustee                         From 1987 through 1997, Director, USLIFE Corporation (life insurance).

JAMES N.          1993 to Date  Retired Executive Vice President and Chief Operating Officer, Sammons             61
WHITSON (67)2,4                 Enterprises, Inc. (a diversified holding company); Director or Trustee of
Trustee                         each of the investment companies of the Seligman Group of Funds+; Director and Consultant, Sammons Enterprises, Inc.; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable).

---------------
See  footnotes  on  page  20.

--------------------------------------------------------------------------------

TRUSTEES  AND  OFFICERS  OF  THE  FUND
Information  pertaining  to  the  Trustees and Officers of Seligman Pennsylvania
Municipal  Fund  Series  is  set  forth  below.

INTERESTED  TRUSTEES  AND  PRINCIPAL  OFFICERS




                                                                                                                  NUMBER OF
                      TERM OF                                                                                   PORTFOLIOS IN
                     OFFICE AND                                                                                     FUND
NAME, (AGE),         LENGTH OF                                                                                     COMPLEX
POSITION(S) HELD        TIME                             PRINCIPAL OCCUPATION(S) DURING                           OVERSEEN
WITH FUND*            SERVED#                 PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION               BY TRUSTEE
------------------  ------------  ----------------------------------------------------------------------------  -------------
WILLIAM C.          1988 to Date  Chairman, J. & W. Seligman & Co. Incorporated; Chairman and Chief                   61
MORRIS (64)*1                     Executive Officer of each of the investment companies of the Seligman
Trustee, Chairman                 Group of Funds+; Chairman, Seligman Advisors, Inc., Seligman Services,
of the Board and                  Inc. (broker-dealer) and Carbo Ceramics Inc. (ceramic proppants for oil
Chief Executive                   and gas industry); and Director, Seligman Data Corp. and Kerr-McGee
Officer                           Corporation (diversified energy company).

BRIAN T. ZINO       Dir: 1993     Director and President, J. & W. Seligman & Co. Incorporated; President of           61
 (50)*1             to            each of the investment companies of the Seligman Group of Funds, with
Trustee             Date          the exception of Seligman Quality Municipal Fund, Inc. and Seligman
and President       Pres: 1995    Select Municipal Fund, Inc.; and Director or Trustee of each of the
                    to            investment companies of the Seligman Group of Funds+, Seligman
                    Date          Advisors, Inc., and Seligman Services, Inc.; Chairman, Seligman
                                  Data Corp.; Member of the Board of Governors of the Investment
                                  Company Institute; and Chairman, ICI Mutual Insurance Company.

PAUL C.             May-02        Managing Director and Chief Investment Officer, J. & W. Seligman & Co.              60
GUIDONE             to Date       Incorporated; Director or Trustee of each of the investment companies of the
(44)*1                            Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)+;
Trustee                           Member of the Association of Investment Management and Research, the
                                  New York Society of Security Analysts and the London Society of Investment
                                  Professionals. Formerly, Deputy Chairman and Group Chief Executive Officer,
                                  HSBC Asset Management; Managing Director and Chief Investment Officer,
                                  Prudential Diversified Investments.

THOMAS G.           1986 to Date  Director and Managing Director, J. & W. Seligman & Co. Incorporated;               N/A
MOLES (60)                        Vice President and Portfolio Manager, Seligman Municipal Fund Series, Inc.,
Vice President                    Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania
and                               Municipal Fund Series; President and Portfolio Manager, Seligman Quality
Portfolio Manager                 Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc., closed-
                                  end investment companies; and Director, Seligman Advisors, Inc. and
                                  Seligman Services, Inc.

THOMAS G.           2000 to Date  Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,               N/A
ROSE (44)                         Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of
Vice President                    each of the investment companies of the Seligman Group of Funds+,
                                  Seligman Services, Inc. and Seligman International, Inc. Formerly,
                                  Treasurer of each of the investment companies of the
                                  Seligman Group of Funds and Seligman Data Corp.

---------------
See  footnotes  on  page  20.

--------------------------------------------------------------------------------

TRUSTEES  AND  OFFICERS  OF  THE  FUND
Information  pertaining  to  the  Trustees and Officers of Seligman Pennsylvania
Municipal  Fund  Series  is  set  forth  below.

INTERESTED  TRUSTEES  AND  PRINCIPAL  OFFICERS  (continued)




                                                                                                              NUMBER OF
                     TERM OF                                                                                PORTFOLIOS IN
                    OFFICE AND                                                                                  FUND
NAME, (AGE),        LENGTH OF                                                                                  COMPLEX
POSITION(S) HELD       TIME                           PRINCIPAL OCCUPATION(S) DURING                          OVERSEEN
WITH FUND*           SERVED#               PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION              BY TRUSTEE
-----------------  ------------  -------------------------------------------------------------------------  -------------
LAWRENCE P.        VP: 1992      Senior Vice President and Treasurer, Investment Companies, J. & W.              N/A
VOGEL (46)         to Date       Seligman & Co. Incorporated; Vice President and Treasurer of each of
Vice President     Treas: 2000   the investment companies of the Seligman Group of Funds+; Treasurer,
and Treasurer      to Date       Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W.
                                 Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman
                                 Data Corp.; Vice President, Seligman Services, Inc. and Vice President
                                 and Treasurer, Seligman International, Inc. and Treasurer,
                                 Seligman Henderson Co.

FRANK J. NASTA     1994 to Date  General Counsel, Senior Vice President, Law and Regulation and                  N/A
(38)                             Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary
Secretary                        of each of the investment companies of the Seligman Group of Funds+,
                                 Seligman Advisors, Inc., Seligman Services, Inc., Seligman International,
                                 Inc. and Seligman Data Corp. Formerly, Corporate Secretary,
                                 Seligman Henderson Co.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund trustees and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

---------------
* The address for each of the trustees and officers is 100 Park Avenue, 8th Floor, New York, NY 10017.
# Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Trustees.
+ The Seligman Group of investment companies consists of twenty-three registered investment companies.
* Mr. Morris, Mr. Zino, and Mr. Guidone are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:   1  Executive  Committee
          2  Audit  Committee
          3  Trustee  Nominating  Committee
          4  Board  Operations  Committee

--------------------------------------------------------------------------------

FOR  MORE  INFORMATION

MANAGER
J.  &  W.  Seligman  &  Co.  Incorporated
100  Park  Avenue
New  York,  NY  10017

GENERAL  COUNSEL
Sullivan  &  Cromwell

INDEPENDENT  AUDITORS
Deloitte  &  Touche  llp

GENERAL  DISTRIBUTOR
Seligman  Advisors,  Inc.
100  Park  Avenue
New  York,  NY  10017

SHAREHOLDER  SERVICE  AGENT
Seligman  Data  Corp.
100  Park  Avenue
New  York,  NY  10017
website:  www.seligman.com

IMPORTANT  TELEPHONE  NUMBERS
(800)  221-2450     Shareholder  Services
(212)  682-7600     Outside  the
                    United  States
(800)  622-4597     24-Hour
                    Automated
                    Telephone  Access
                    Service

--------------------------------------------------------------------------------

GLOSSARY  OF  FINANCIAL  TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price is the current net asset value per share plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as the fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.

Adapted from the Investment Company Institute's 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

--------------------------------------------------------------------------------

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of
                                      LOGO
                             J. & W. Seligman & Co.
                                  incorporated
                                established 1864
                       100 Park Avenue, New York, NY 10017

                                www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman Pennsylvania Municipal Fund Series, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

TEDPA2  9/02